Fair Value Measurement - Summary of Financial Instruments Carried On Consolidated Balance Sheet at Fair Value (Parenthetical) (Detail) - At fair value [member] - CAD ($) $ in Millions	Apr. 30, 2026	Oct. 31, 2025
Disclosures Of Fair Value Hierarchy Of Financial Assets And Financial Liabilities [Line items]
Deposits designated at FVTPL	$ 47,319	$ 43,723
Derivative instrument liabilities	459	313
Other liabilities designated at FVTPL	32	8
Other financial liabilities measured at fair value	$ 265	$ 220